TOUCHSTONE TAX-FREE TRUST
                           TOUCHSTONE INVESTMENT TRUST

                       SUPPLEMENT DATED SEPTEMBER 13, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2001

     Normally, shares of the Money Market Fund, the Short Term Government Income Fund, the Institutional Government Income Fund, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund (the "Money Market Funds") are not available for purchase or redemption on those days when the New York Stock Exchange (the "Exchange") is closed.

     Effective immediately, shares of the Money Market Funds are available for purchase and redemption on weekdays, excluding Federal holidays, regardless of whether the Exchange is open or closed.